Exhibit 99.2

Supplemental Financial Information

Third Quarter 2020

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2019.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2020

This document is a financial supplement to our third quarter 2020 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, and mark-to-market (MTM) investment adjustments.  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,422,734	$2,471,745	$2,557,033	$2,617,685	$2,730,715	$2,626,043	$2,805,065	$2,861,883
Securities held to maturity	970,390	1,036,110	1,087,790	1,140,250	1,184,370	1,237,270	1,278,580	1,323,740
Total investments and cash	3,393,124	3,507,855	3,644,823	3,757,935	3,915,085	3,863,313	4,083,645	4,185,623
Due from reinsurers	4,141,569	4,202,903	4,185,850	4,166,362	4,169,823	4,132,897	4,217,129	4,229,088
Deferred policy acquisition costs	2,133,920	2,181,741	2,238,315	2,281,560	2,325,750	2,346,656	2,434,462	2,532,409
Other assets	730,933	814,854	811,426	818,029	792,128	799,122	851,660	885,083
Separate account assets	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924	2,377,654	2,468,328
Total assets	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911	$13,964,549	$14,300,531

Liabilities:
Future policy benefits	$6,168,157	$6,240,864	$6,314,403	$6,374,327	$6,446,569	$6,472,397	$6,567,169	$6,664,061
Other policy liabilities	700,094	703,123	717,265	714,930	744,087	737,435	855,083	911,454
Income taxes	187,104	206,180	206,301	207,453	209,221	208,357	265,369	216,639
Other liabilities	486,772	561,709	551,689	565,894	563,931	554,014	574,425	573,253
Notes payable	373,661	373,755	373,848	373,942	374,037	374,131	374,226	374,320
Surplus note	969,685	1,035,421	1,087,117	1,139,592	1,183,728	1,236,644	1,277,970	1,323,146
Payable under securities lending	52,562	64,914	43,867	39,933	28,723	28,896	29,973	48,883
Separate account liabilities	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924	2,377,654	2,468,328
Total liabilities	11,133,535	11,554,726	11,731,781	11,843,924	12,036,040	11,740,797	12,321,869	12,580,085

Stockholders’ equity:
Common stock ($0.01 par value) (1)	427	424	420	415	412	405	397	394
Paid-in capital	(0)	(0)	(0)	(0)	(0)	0	0	0
Retained earnings	1,489,520	1,506,944	1,537,537	1,553,286	1,593,281	1,565,803	1,569,689	1,629,114
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)	93,726	105,758
Cumulative translation adjustment	(21,064)	(14,897)	(8,258)	(12,265)	(5,765)	(34,776)	(21,132)	(14,820)
Total stockholders’ equity	1,461,513	1,521,387	1,585,926	1,607,813	1,652,492	1,530,114	1,642,680	1,720,446
Total liabilities and stockholders' equity	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911	$13,964,549	$14,300,531

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,461,513	$1,521,387	$1,585,926	$1,607,813	$1,652,492	$1,530,114	$1,642,680	$1,720,446
Less: Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)	93,726	105,758
Adjusted stockholders’ equity	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954
Net Income	86,541	79,166	97,446	96,223	93,557	72,469	101,510	112,101
Shareholder dividends	(10,856)	(14,628)	(14,517)	(14,324)	(14,162)	(16,530)	(16,083)	(15,882)
Retirement of shares and warrants	(43,338)	(60,288)	(57,117)	(70,679)	(44,137)	(95,676)	(86,513)	(41,556)
Net foreign currency translation adjustment	(15,765)	6,167	6,639	(4,007)	6,500	(29,011)	13,645	6,312
Other, net	4,328	13,171	4,778	4,524	4,734	12,252	4,964	4,759
Balance, end of period	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656	$2,434,462
General expenses deferred	8,497	9,163	9,384	9,468	8,608	9,726	9,205	9,702
Commission costs deferred	96,697	98,196	100,498	100,913	97,538	104,793	120,967	130,719
Amortization of deferred policy acquisition costs	(66,184)	(64,628)	(58,762)	(63,883)	(67,279)	(70,311)	(53,177)	(47,491)
Foreign currency impact and other, net	(12,904)	5,091	5,455	(3,254)	5,322	(23,302)	10,812	5,017
Balance, end of period	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	40,131,877	39,587,978	(2,375,694)	-5.7%	42,420,438	40,281,146	(2,139,292)	-5.0%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$15,878	16.5%	$272,834	$286,080	$13,246	4.9%
Less income attributable to unvested participating securities	(401)	(428)	(415)	(402)	(310)	(437)	(493)	(79)	-18.9%	(1,251)	(1,239)	13	1.0%
Net income used in computing basic EPS	$78,765	$97,018	$95,808	$93,155	$72,159	$101,073	$111,608	$15,800	16.5%	$271,582	$284,841	$13,259	4.9%
Basic earnings per share	$1.84	$2.28	$2.28	$2.25	$1.75	$2.52	$2.82	$0.54	23.5%	$6.40	$7.07	$0.67	10.5%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$110,718	$15,126	15.8%	$265,655	$294,245	$28,590	10.8%
Less operating income attributable to unvested participating securities	(381)	(416)	(412)	(399)	(364)	(424)	(487)	(75)	-18.2%	(1,219)	(1,274)	(55)	-4.5%
Adjusted net operating income used in computing basic operating EPS	$74,922	$94,343	$95,181	$92,377	$84,682	$98,056	$110,231	$15,050	15.8%	$264,436	$292,971	$28,535	10.8%
Basic adjusted operating income per share	$1.75	$2.22	$2.27	$2.23	$2.06	$2.44	$2.78	$0.52	22.8%	$6.23	$7.27	$1.04	16.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	40,131,877	39,587,978	(2,375,694)	-5.7%	42,420,438	40,281,146	(2,139,292)	-5.0%
Dilutive impact of contingently issuable shares	118,014	135,719	135,887	143,224	107,361	114,090	122,097	(13,790)	-10.1%	129,874	114,516	(15,358)	-11.8%
Shares used to calculate diluted EPS	42,942,485	42,618,350	42,099,559	41,614,029	41,238,561	40,245,967	39,710,075	(2,389,484)	-5.7%	42,550,312	40,395,662	(2,154,650)	-5.1%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$15,878	16.5%	$272,834	$286,080	$13,246	4.9%
Less income attributable to unvested participating securities	(400)	(427)	(413)	(401)	(310)	(436)	(492)	(78)	-18.9%	(1,248)	(1,236)	13	1.0%
Net income used in computing diluted EPS	$78,766	$97,019	$95,809	$93,156	$72,159	$101,074	$111,609	$15,800	16.5%	$271,585	$284,844	$13,259	4.9%
Diluted earnings per share	$1.83	$2.28	$2.28	$2.24	$1.75	$2.51	$2.81	$0.53	23.5%	$6.38	$7.05	$0.67	10.5%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$110,718	$15,126	15.8%	$265,655	$294,245	$28,590	10.8%
Less operating income attributable to unvested participating securities	(381)	(415)	(411)	(398)	(364)	(423)	(486)	(75)	-18.3%	(1,215)	(1,271)	(55)	-4.6%
Adjusted net operating income used in computing diluted operating EPS	$74,923	$94,344	$95,182	$92,379	$84,683	$98,057	$110,232	$15,051	15.8%	$264,439	$292,974	$28,535	10.8%
Diluted adjusted operating income per share	$1.74	$2.21	$2.26	$2.22	$2.05	$2.44	$2.78	$0.52	22.8%	$6.21	$7.25	$1.04	16.7%

															YOY Q3							YOY YTD
	Q1 2019		Q2 2019		Q3 2019		Q4 2019		Q1 2020		Q2 2020		Q3 2020		$/# Change		% Change	YTD 2019		YTD 2020		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,491,450		$1,553,656		$1,596,869		$1,630,152		$1,591,303		$1,586,397		$1,681,563		$84,694		5.3%	$1,547,325		$1,619,754		$72,429		4.7%
Average adjusted stockholders' equity	$1,480,676		$1,511,085		$1,535,567		$1,564,682		$1,559,680		$1,540,193		$1,581,821		$46,254		3.0%	$1,509,109		$1,560,564		$51,455		3.4%

Net income return on stockholders' equity	21.2%		25.1%		24.1%		23.0%		18.2%		25.6%		26.7%		2.6%		nm	23.5%		23.5%		0.0%		nm
Net income return on adjusted stockholders' equity	21.4%		25.8%		25.1%		23.9%		18.6%		26.4%		28.3%		3.3%		nm	24.1%		24.4%		0.3%		nm

Adjusted net operating income return on adjusted stockholders' equity	20.3%		25.1%		24.9%		23.7%		21.8%		25.6%		28.0%		3.1%		nm	23.5%		25.1%		1.7%		nm

Capital Structure
Debt-to-capital (1)	19.7%		19.1%		18.9%		18.5%		19.6%		18.6%		17.9%		-1.0%		nm	18.9%		17.9%		-1.0%		nm

Cash and invested assets to stockholders' equity	2.3	x	2.3	x	2.3	x	2.4	x	2.5	x	2.5	x	2.4	x	0.1	x	nm	2.3	x	2.4	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.4	x	2.4	x	2.4	x	2.5	x	2.5	x	2.6	x	2.6	x	0.2	x	nm	2.4	x	2.6	x	0.2	x	nm

Share count, end of period (2)	42,398,643		42,008,450		41,491,998		41,206,504		40,459,767		39,667,002		39,374,259		(2,117,739)		-5.1%	41,491,998		39,374,259		(2,117,739)		-5.1%
Adjusted stockholders' equity per share	$35.20		$36.41		$37.15		$38.54		$37.85		$39.05		$41.01		$3.86		10.4%	$37.15		$41.01		$3.86		10.4%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$677,286	$687,262	$692,258	$697,060	$702,637	$717,088	$736,606	$44,348	6.4%	$2,056,806	$2,156,331	$99,525	4.8%
Ceded premiums	(389,795)	(400,588)	(388,982)	(390,364)	(386,825)	(402,549)	(393,716)	(4,734)	-1.2%	(1,179,364)	(1,183,090)	(3,726)	-0.3%
Net premiums	287,491	286,675	303,276	306,696	315,813	314,539	342,890	39,613	13.1%	877,442	973,241	95,799	10.9%
Net investment income	24,111	24,868	22,675	22,418	15,420	22,710	22,953	277	1.2%	71,655	61,083	(10,572)	-14.8%
Commissions and fees:
Sales-based (1)	66,997	71,438	69,034	75,418	80,891	62,812	65,600	(3,434)	-5.0%	207,469	209,304	1,835	0.9%
Asset-based (2)	73,639	79,317	81,009	84,184	81,395	78,146	86,695	5,685	7.0%	233,965	246,235	12,270	5.2%
Account-based (3)	19,613	19,897	20,449	20,598	20,204	20,478	21,008	560	2.7%	59,958	61,690	1,732	2.9%
Other commissions and fees	7,066	7,817	9,227	8,103	7,579	10,352	11,999	2,772	30.0%	24,110	29,930	5,820	24.1%
Realized investment (losses) gains	2,847	1,067	285	766	(10,030)	1,742	642	357	125.2%	4,200	(7,645)	(11,845)	nm
Other, net	13,223	13,825	14,698	13,778	13,665	15,036	16,674	1,976	13.4%	41,746	45,375	3,628	8.7%
Total revenues	494,988	504,903	520,654	531,959	524,936	525,815	568,460	47,807	9.2%	1,520,544	1,619,211	98,667	6.5%
Benefits and expenses:
Benefits and claims	122,284	115,068	128,684	127,784	134,813	139,646	160,166	31,482	24.5%	366,036	434,625	68,588	18.7%
Amortization of DAC	64,628	58,762	63,883	67,279	70,311	53,177	47,491	(16,393)	-25.7%	187,273	170,979	(16,294)	-8.7%
Insurance commissions	5,619	5,829	6,980	6,624	6,844	6,333	9,694	2,714	38.9%	18,427	22,871	4,444	24.1%
Insurance expenses	43,402	44,569	44,854	45,991	48,709	43,753	46,109	1,255	2.8%	132,826	138,571	5,746	4.3%
Sales commissions:
Sales-based (1)	47,831	50,679	48,652	52,529	56,561	44,834	46,821	(1,830)	-3.8%	147,161	148,217	1,056	0.7%
Asset-based (2)	32,343	35,665	35,875	37,772	36,323	35,673	39,349	3,474	9.7%	103,882	111,345	7,462	7.2%
Other sales commissions	3,626	3,755	4,535	3,937	3,723	4,985	5,779	1,245	27.4%	11,916	14,487	2,571	21.6%
Interest expense	7,180	7,201	7,209	7,222	7,192	7,200	7,221	13	0.2%	21,589	21,614	25	0.1%
Other operating expenses	65,706	55,917	54,844	60,676	65,914	56,152	59,348	4,503	8.2%	176,467	181,414	4,947	2.8%
Total benefits and expenses	392,619	377,444	395,515	409,815	430,391	391,753	421,978	26,463	6.7%	1,165,578	1,244,122	78,543	6.7%
Income before income taxes	102,368	127,459	125,138	122,145	94,546	134,062	146,482	21,344	17.1%	354,966	375,090	20,124	5.7%
Income taxes	23,203	30,014	28,916	28,588	22,077	32,552	34,382	5,466	18.9%	82,133	89,010	6,877	8.4%
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$15,878	16.5%	$272,834	$286,080	$13,246	4.9%

Income Before Income Taxes by Segment
Term Life	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$21,555	25.7%	$238,098	$283,111	$45,012	18.9%
Investment & Savings Products	42,684	47,343	48,794	52,991	47,700	46,859	51,372	2,578	5.3%	138,821	145,931	7,111	5.1%
Corporate & Other Distributed Products	(10,654)	(3,882)	(7,416)	(12,841)	(36,046)	(7,700)	(10,206)	(2,789)	-37.6%	(21,953)	(53,952)	(32,000)	-145.8%
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$134,062	$146,482	$21,344	17.1%	$354,966	$375,090	$20,124	5.7%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$44,734	6.5%	$2,037,298	$2,138,024	$100,726	4.9%
Less: Premiums ceded to IPO Coinsurers	276,150	272,596	267,856	264,786	260,076	257,529	254,938	(12,917)	-4.8%	816,602	772,543	(44,059)	-5.4%
Term Life adjusted direct premiums	$394,605	$408,408	$417,683	$426,761	$436,488	$453,659	$475,335	$57,652	13.8%	$1,220,696	$1,365,482	$144,786	11.9%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(388,100)	$(398,927)	$(387,120)	$(388,237)	$(385,232)	$(400,919)	$(392,004)	$(4,884)	-1.3%	$(1,174,147)	$(1,178,155)	$(4,008)	-0.3%
Less: Premiums ceded to IPO Coinsurers	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	(254,938)	12,917	4.8%	(816,602)	(772,543)	44,059	5.4%
Term Life other ceded premiums	$(111,950)	$(126,330)	$(119,264)	$(123,451)	$(125,156)	$(143,390)	$(137,066)	$(17,801)	-14.9%	$(357,544)	$(405,612)	$(48,067)	-13.4%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$24,111	$24,868	$22,675	$22,418	$15,420	$22,710	$22,953	$277	1.2%	$71,655	$61,083	$(10,572)	-14.8%
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	1,165	nm	nm	5,129	(2,956)	nm	nm
Adjusted net investment income	$21,964	$22,421	$22,141	$22,165	$21,799	$20,451	$21,788	$(353)	-1.6%	$66,526	$64,038	$(2,488)	-3.7%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$494,988	$504,903	$520,654	$531,959	$524,936	$525,815	$568,460	$47,807	9.2%	$1,520,544	$1,619,211	$98,667	6.5%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	1,742	642	nm	nm	4,200	(7,645)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	1,165	nm	nm	5,129	(2,956)	nm	nm
Adjusted operating revenues	$489,993	$501,389	$519,834	$530,940	$541,346	$521,813	$566,653	$46,819	9.0%	$1,511,216	$1,629,812	$118,596	7.8%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$134,062	$146,482	$21,344	17.1%	$354,966	$375,090	$20,124	5.7%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	1,742	642	nm	nm	4,200	(7,645)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	1,165	nm	nm	5,129	(2,956)	nm	nm
Adjusted operating income before income taxes	$97,374	$123,945	$124,319	$121,125	$110,955	$130,060	$144,676	$20,357	16.4%	$345,638	$385,691	$40,053	11.6%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$15,878	16.5%	$272,834	$286,080	$13,246	4.9%
Less: Income before income taxes reconciling items	4,994	3,514	819	1,019	(16,409)	4,002	1,807	nm	nm	9,328	(10,601)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(1,132)	(828)	(189)	(239)	3,832	(972)	(424)	nm	nm	(2,149)	2,436	nm	nm
Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$110,718	$15,126	15.8%	$265,655	$294,245	$28,590	10.8%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$44,734	6.5%	$2,037,298	$2,138,024	$100,726	4.9%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	(254,938)	12,917	4.8%	(816,602)	(772,543)	44,059	5.4%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	453,659	475,335	57,652	13.8%	1,220,696	1,365,482	144,786	11.9%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(143,390)	(137,066)	(17,801)	-14.9%	(357,544)	(405,612)	(48,067)	-13.4%
Net premiums	282,655	282,077	298,419	303,310	311,332	310,269	338,269	39,850	13.4%	863,151	959,870	96,719	11.2%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	6,538	6,813	1,690	33.0%	14,303	19,598	5,295	37.0%
Other, net	9,744	10,055	10,985	10,063	10,168	11,426	12,717	1,732	15.8%	30,785	34,311	3,526	11.5%
Revenues	296,843	296,869	314,527	318,992	327,747	328,233	357,799	43,272	13.8%	908,239	1,013,779	105,539	11.6%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	135,409	156,209	33,458	27.3%	352,674	420,182	67,508	19.1%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	52,730	45,529	(16,019)	-26.0%	181,792	164,099	(17,693)	-9.7%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	2,884	5,946	2,635	79.6%	7,772	12,115	4,343	55.9%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	42,306	44,800	1,644	3.8%	127,902	134,272	6,369	5.0%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	233,330	252,483	21,717	9.4%	670,141	730,668	60,527	9.0%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$21,555	25.7%	$238,098	$283,111	$45,012	18.9%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$62,812	$65,600	$(3,434)	-5.0%	$207,469	$209,304	$1,835	0.9%
Asset-based	73,639	79,317	81,009	84,184	81,395	78,146	86,695	5,685	7.0%	233,965	246,235	12,270	5.2%
Account-based	19,613	19,897	20,449	20,598	20,204	20,478	21,008	560	2.7%	59,958	61,690	1,732	2.9%
Other, net	2,423	2,434	2,661	2,500	2,542	2,745	3,034	374	14.1%	7,517	8,322	805	10.7%
Revenues	162,671	173,085	173,153	182,699	185,033	164,180	176,338	3,185	1.8%	508,909	525,551	16,642	3.3%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	100	1,667	(377)	-18.5%	4,622	6,072	1,450	31.4%
Insurance commissions	3,025	3,155	3,257	3,297	3,201	3,106	3,377	120	3.7%	9,437	9,684	247	2.6%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	44,834	46,821	(1,830)	-3.8%	147,161	148,217	1,056	0.7%
Asset-based	32,343	35,665	35,875	37,772	36,323	35,673	39,349	3,474	9.7%	103,882	111,345	7,462	7.2%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	33,608	33,751	(779)	-2.3%	104,986	104,302	(684)	-0.7%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	117,321	124,966	607	0.5%	370,089	379,619	9,531	2.6%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$46,859	$51,372	$2,578	5.3%	$138,821	$145,931	$7,111	5.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,531	$6,258	$6,719	$5,514	$6,074	$5,900	$6,333	$(387)	-5.8%	$19,508	$18,307	$(1,202)	-6.2%
Ceded premiums	(1,695)	(1,661)	(1,862)	(2,128)	(1,593)	(1,631)	(1,712)	150	8.0%	(5,217)	(4,935)	282	5.4%
Net premiums	4,836	4,597	4,858	3,386	4,480	4,270	4,621	(237)	-4.9%	14,291	13,371	(920)	-6.4%
Allocated net investment income	17,521	17,684	17,018	16,545	15,553	13,913	14,975	(2,043)	-12.0%	52,223	44,440	(7,782)	-14.9%
Commissions and fees:
Prepaid Legal Services	3,737	4,159	4,776	3,905	3,829	4,557	4,942	167	3.5%	12,672	13,328	657	5.2%
Auto and Homeowners Insurance	1,500	1,877	2,165	1,766	1,672	2,263	1,985	(181)	-8.3%	5,542	5,920	377	6.8%
Other sales commissions	1,829	1,781	2,286	2,432	2,077	3,533	5,072	2,786	121.9%	5,896	10,682	4,786	81.2%
Other, net	1,056	1,336	1,052	1,215	954	865	922	(130)	-12.3%	3,445	2,742	(703)	-20.4%
Adjusted operating revenues	30,479	31,435	32,154	29,250	28,566	29,400	32,516	362	1.1%	94,068	90,483	(3,585)	-3.8%

Benefits and expenses:
Benefits and claims	3,842	3,588	5,933	5,127	6,249	4,236	3,957	(1,976)	-33.3%	13,363	14,443	1,080	8.1%
Amortization of DAC	85	482	291	434	166	346	295	4	1.3%	858	807	(51)	-6.0%
Insurance commissions	431	376	411	318	357	343	371	(40)	-9.8%	1,218	1,072	(146)	-12.0%
Insurance expenses	1,570	1,656	1,697	1,578	1,544	1,447	1,309	(389)	-22.9%	4,923	4,300	(624)	-12.7%
Sales commissions	3,626	3,755	4,535	3,937	3,723	4,985	5,779	1,245	27.4%	11,916	14,487	2,571	21.6%
Interest expense	7,180	7,201	7,209	7,222	7,192	7,200	7,221	13	0.2%	21,589	21,614	25	0.1%
Other operating expenses	29,394	21,774	20,314	24,494	28,972	22,544	25,597	5,283	26.0%	71,482	77,112	5,631	7.9%
Benefits and expenses	46,127	38,831	40,390	43,110	48,203	41,102	44,529	4,139	10.2%	125,348	133,834	8,486	6.8%
Adjusted operating income before income taxes	$(15,648)	$(7,396)	$(8,236)	$(13,861)	$(19,637)	$(11,702)	$(12,013)	$(3,777)	-45.9%	$(31,281)	$(43,351)	$(12,071)	-38.6%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$44,734	6.5%	$2,037,298	$2,138,024	$100,726	4.9%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	(254,938)	12,917	4.8%	(816,602)	(772,543)	44,059	5.4%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	453,659	475,335	57,652	13.8%	1,220,696	1,365,482	144,786	11.9%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(143,390)	(137,066)	(17,801)	-14.9%	(357,544)	(405,612)	(48,067)	-13.4%
Net premiums	282,655	282,077	298,419	303,310	311,332	310,269	338,269	39,850	13.4%	863,151	959,870	96,719	11.2%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	6,538	6,813	1,690	33.0%	14,303	19,598	5,295	37.0%
Other, net	9,744	10,055	10,985	10,063	10,168	11,426	12,717	1,732	15.8%	30,785	34,311	3,526	11.5%
Revenues	296,843	296,869	314,527	318,992	327,747	328,233	357,799	43,272	13.8%	908,239	1,013,779	105,539	11.6%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	135,409	156,209	33,458	27.3%	352,674	420,182	67,508	19.1%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	52,730	45,529	(16,019)	-26.0%	181,792	164,099	(17,693)	-9.7%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	2,884	5,946	2,635	79.6%	7,772	12,115	4,343	55.9%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	42,306	44,800	1,644	3.8%	127,902	134,272	6,369	5.0%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	233,330	252,483	21,717	9.4%	670,141	730,668	60,527	9.0%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$21,555	25.7%	$238,098	$283,111	$45,012	18.9%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$300,708	$312,436	$320,424	$327,939	$336,921	$352,353	$372,852	$52,428	16.4%	$933,568	$1,062,125	$128,557	13.8%
Pre-IPO direct premiums (5)	370,047	368,568	365,115	363,607	359,643	358,835	357,421	(7,694)	-2.1%	1,103,730	1,075,899	(27,831)	-2.5%
Total direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$44,734	6.5%	$2,037,298	$2,138,024	$100,726	4.9%

Premiums ceded to IPO coinsurers	$276,150	$272,596	$267,856	$264,786	$260,076	$257,529	$254,938	$(12,917)	-4.8%	$816,602	$772,543	$(44,059)	-5.4%
% of Pre-IPO direct premiums	74.6%	74.0%	73.4%	72.8%	72.3%	71.8%	71.3%	nm	nm	74.0%	71.8%	nm	nm

Benefits and claims, net (6)	$230,392	$237,810	$242,016	$246,108	$253,719	$278,799	$293,275	$51,259	21.2%	$710,218	$825,793	$115,575	16.3%
% of adjusted direct premiums	58.4%	58.2%	57.9%	57.7%	58.1%	61.5%	61.7%	nm	nm	58.2%	60.5%	nm	nm

DAC amortization & insurance commissions	$66,229	$58,477	$64,858	$69,927	$69,126	$55,614	$51,474	$(13,384)	-20.6%	$189,565	$176,214	$(13,350)	-7.0%
% of adjusted direct premiums	16.8%	14.3%	15.5%	16.4%	15.8%	12.3%	10.8%	nm	nm	15.5%	12.9%	nm	nm

Insurance expenses, net (7)	$32,088	$32,858	$32,171	$34,351	$36,997	$30,881	$32,083	$(88)	-0.3%	$97,118	$99,961	$2,843	2.9%
% of adjusted direct premiums	8.1%	8.0%	7.7%	8.0%	8.5%	6.8%	6.7%	nm	nm	8.0%	7.3%	nm	nm

Total Term Life income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$21,555	25.7%	$238,098	$283,111	$45,012	18.9%
Term Life operating margin (8)	17.8%	20.6%	20.1%	19.2%	19.0%	20.9%	22.2%	nm	nm	19.5%	20.7%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,736	129,821	129,550	130,871	130,522	130,095	134,157	4,607	3.6%	130,736	130,522	(214)	-0.2%
New life-licensed representatives	10,065	10,919	12,682	11,073	10,599	12,250	13,138	456	3.6%	33,666	35,987	2,321	6.9%
Non-renewal and terminated representatives	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(8,188)	(10,989)	372	3.3%	(33,531)	(30,203)	3,328	9.9%
Life-insurance licensed sales force, end of period	129,821	129,550	130,871	130,522	130,095	134,157	136,306	5,435	4.2%	130,871	136,306	5,435	4.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.1	$65.8	$63.1	$61.8	$61.5	$77.7	$86.0	$22.9	36.3%	$183.1	$225.2	$42.2	23.0%
Additions and increases in premium	13.8	15.8	15.1	15.4	15.0	17.8	17.9	2.8	18.2%	44.8	50.7	5.9	13.3%
Total estimated annualized issued term life premium	$68.0	$81.6	$78.2	$77.2	$76.5	$95.5	$103.9	$25.7	32.8%	$227.9	$276.0	$48.1	21.1%

Issued term life policies	64,242	78,664	73,434	71,469	71,318	94,044	100,199	26,765	36.4%	216,340	265,561	49,221	22.8%
Estimated average annualized issued term life premium per policy (1)(2)	$843	$837	$859	$864	$863	$826	$858	$(1)	-0.1%	$846	$848	$2	0.2%

Term life face amount in-force, beginning of period ($mills)	$781,041	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$25,622	3.2%	$781,041	$808,262	$27,221	3.5%
Issued term life face amount (3)	20,925	25,300	24,087	23,682	23,221	27,754	30,104	6,017	25.0%	70,312	81,079	10,767	15.3%
Terminated term life face amount	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	(14,315)	(13,733)	4,006	22.6%	(52,635)	(46,343)	6,292	12.0%
Foreign currency impact, net	1,969	2,036	(1,228)	1,970	(8,676)	4,046	1,859	3,087	nm	2,776	(2,772)	(5,548)	nm
Term life face amount in-force, end of period	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$840,227	$38,733	4.8%	$801,494	$840,227	$38,733	4.8%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$62,812	$65,600	$(3,434)	-5.0%	$207,469	$209,304	$1,835	0.9%
Asset-based	73,639	79,317	81,009	84,184	81,395	78,146	86,695	5,685	7.0%	233,965	246,235	12,270	5.2%
Account-based	19,613	19,897	20,449	20,598	20,204	20,478	21,008	560	2.7%	59,958	61,690	1,732	2.9%
Other, net	2,423	2,434	2,661	2,500	2,542	2,745	3,034	374	14.1%	7,517	8,322	805	10.7%
Revenues	162,671	173,085	173,153	182,699	185,033	164,180	176,338	3,185	1.8%	508,909	525,551	16,642	3.3%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	100	1,667	(377)	-18.5%	4,622	6,072	1,450	31.4%
Insurance commissions	3,025	3,155	3,257	3,297	3,201	3,106	3,377	120	3.7%	9,437	9,684	247	2.6%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	44,834	46,821	(1,830)	-3.8%	147,161	148,217	1,056	0.7%
Asset-based	32,343	35,665	35,875	37,772	36,323	35,673	39,349	3,474	9.7%	103,882	111,345	7,462	7.2%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	33,608	33,751	(779)	-2.3%	104,986	104,302	(684)	-0.7%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	117,321	124,966	607	0.5%	370,089	379,619	9,531	2.6%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$46,859	$51,372	$2,578	5.3%	$138,821	$145,931	$7,111	5.1%

Financial Analysis

Fees paid based on client asset values (1)	$5,898	$5,705	$6,225	$6,169	$5,990	$5,712	$6,284	$59	0.9%	$17,828	$17,986	$158	0.9%
Fees paid based on fee-generating positions (2)	11,159	9,658	9,354	9,648	10,248	9,094	8,747	(607)	-6.5%	30,172	28,090	(2,082)	-6.9%
Other operating expenses	19,254	18,780	18,951	20,365	20,704	18,803	18,719	(231)	-1.2%	56,985	58,226	1,241	2.2%
Total other operating expenses	$36,312	$34,143	$34,530	$36,182	$36,942	$33,608	$33,751	$(779)	-2.3%	$104,986	$104,302	$(684)	-0.7%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.29%	1.31%	1.41%	1.34%	1.33%	1.27%	nm	nm	1.31%	1.31%	nm	nm
Canada	1.00%	0.97%	0.96%	0.94%	1.06%	0.87%	0.93%	nm	nm	0.98%	0.97%	nm	nm
Total	1.28%	1.25%	1.27%	1.35%	1.30%	1.27%	1.23%	nm	nm	1.27%	1.27%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.038%	0.038%	0.039%	0.038%	0.037%	0.038%	nm	nm	0.112%	0.113%	nm	nm
Canada	0.136%	0.120%	0.121%	0.138%	0.098%	0.133%	0.119%	nm	nm	0.375%	0.349%	nm	nm
Total	0.052%	0.051%	0.051%	0.054%	0.047%	0.052%	0.050%	nm	nm	0.154%	0.150%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.20	$3.88	$4.18	$4.10	$3.70	$4.19	$4.45	nm	nm	$11.27	$12.35	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$710.2	$855.9	$829.7	$831.9	$921.0	$758.4	$874.1	$44.3	5.3%	$2,395.9	$2,553.5	$157.6	6.6%
Canada Retail Mutual Funds	244.1	199.7	184.9	199.0	280.9	165.2	189.6	4.7	2.6%	628.6	635.8	7.1	1.1%
Indexed Annuities	81.0	88.2	75.0	76.3	72.2	48.4	47.2	(27.8)	-37.0%	244.1	167.8	(76.3)	-31.3%
Variable Annuities and other	465.8	514.2	512.8	583.7	600.6	440.5	421.7	(91.1)	-17.8%	1,492.9	1,462.8	(30.1)	-2.0%
Total sales-based revenue generating product sales	1,501.1	1,658.0	1,602.4	1,691.0	1,874.7	1,412.5	1,532.6	(69.8)	-4.4%	4,761.5	4,819.8	58.3	1.2%
Managed Accounts	161.6	203.5	176.9	197.4	246.2	200.1	223.0	46.1	26.1%	542.0	669.3	127.3	23.5%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	73.9	85.3	8.9	11.7%	246.7	284.0	37.4	15.1%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$1,841.0	$(14.7)	-0.8%	$5,550.2	$5,773.1	$223.0	4.0%

Canada Retail Mutual Funds	$244.1	$199.7	$184.9	$199.0	$280.9	$165.2	$189.6	$4.7	2.6%	$628.6	$635.8	$7.1	1.1%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	73.9	85.3	8.9	11.7%	246.7	284.0	37.4	15.1%
Total Canada product sales	338.4	275.6	261.3	293.6	405.7	239.2	274.9	13.7	5.2%	875.3	919.8	44.5	5.1%
Total U.S. product sales	1,418.6	1,661.8	1,594.4	1,689.4	1,840.0	1,447.3	1,566.1	(28.4)	-1.8%	4,674.9	4,853.4	178.5	3.8%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$1,841.0	$(14.7)	-0.8%	$5,550.2	$5,773.1	$223.0	4.0%

Client asset values, beginning of period ($mills)	$57,704	$63,602	$65,878	$66,222	$70,537	$59,036	$68,224	$2,346	3.6%	$57,704	$70,537	$12,833	22.2%
Inflows	1,757	1,937	1,856	1,983	2,246	1,686	1,841	(15)	-0.8%	5,550	5,773	223	4.0%
Outflows (1)	(1,530)	(1,633)	(1,669)	(1,596)	(1,703)	(1,074)	(1,333)	336	20.1%	(4,832)	(4,110)	722	14.9%
Net flows	227	305	186	387	543	613	508	321	nm	718	1,663	945	nm
Foreign currency impact, net	201	225	(136)	217	(978)	404	205	341	nm	290	(369)	(659)	nm
Change in market value, net and other (2)	5,470	1,746	294	3,710	(11,065)	8,171	3,669	3,375	nm	7,510	776	(6,735)	nm
Client asset values, end of period	$63,602	$65,878	$66,222	$70,537	$59,036	$68,224	$72,606	$6,384	9.6%	$66,222	$72,606	$6,384	9.6%
Annualized net flows as % of beginning of period asset values	1.6%	1.9%	1.1%	2.3%	3.1%	4.2%	3.0%	1.8%	nm	1.7%	3.1%	1.5%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,266	$31,744	$32,521	$33,658	$32,693	$31,586	$35,204	$2,683	8.2%	$31,510	$33,161	$1,651	5.2%
Canada Retail Mutual Funds	7,390	7,795	7,991	8,218	7,950	7,573	8,525	535	6.7%	7,725	8,016	291	3.8%
Managed Accounts	3,241	3,455	3,652	3,901	3,905	3,871	4,325	673	18.4%	3,450	4,034	584	16.9%
Indexed Annuities	2,182	2,247	2,296	2,342	2,389	2,427	2,446	150	6.6%	2,242	2,421	179	8.0%
Variable Annuities and other	16,057	16,807	17,114	17,661	17,292	16,890	18,551	1,436	8.4%	16,659	17,577	918	5.5%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	2,291	2,461	33	1.4%	2,373	2,373	(0)	nm
Total	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$71,512	$5,510	8.3%	$63,959	$67,582	$3,622	5.7%

Canada Retail Mutual Funds	$7,390	$7,795	$7,991	$8,218	$7,950	$7,573	$8,525	$535	6.7%	$7,725	$8,016	$291	3.8%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	2,291	2,461	33	1.4%	2,373	2,373	(0)	nm
Total Canada average client assets	9,704	10,173	10,418	10,674	10,316	9,864	10,986	568	5.5%	10,098	10,389	290	2.9%
Total U.S. average client assets	51,747	54,253	55,583	57,563	56,279	54,775	60,526	4,942	8.9%	53,861	57,193	3,332	6.2%
Total average client assets	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$71,512	$5,510	8.3%	$63,959	$67,582	$3,622	5.7%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	1,998	1,996	2,007	2,020	2,031	2,048	2,072	65	3.2%	2,000	2,050	49	2.5%
Recordkeeping only	641	641	646	650	658	671	685	40	6.2%	642	672	29	4.6%
Total	2,639	2,637	2,653	2,670	2,689	2,718	2,757	104	3.9%	2,643	2,721	79	3.0%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2020
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$330,877	$330,877	$-	11.7%	12.3%

Fixed Income:
Treasury	25,849	24,827	1,021	0.9%	0.9%	2.15%	AAA
Government	274,925	257,441	17,484	9.7%	9.5%	2.92%	AA-
Tax-Exempt Municipal	47,642	45,636	2,006	1.7%	1.7%	2.82%	AA
Public Corporate	1,456,198	1,366,047	90,151	51.4%	50.7%	3.70%	BBB+
Mortgage Backed	306,413	293,710	12,703	10.8%	10.9%	2.72%	AAA
Asset Backed	70,846	71,021	(175)	2.5%	2.6%	2.99%	AA
CMBS	120,526	115,155	5,371	4.3%	4.3%	3.01%	AA+
Private Placements	157,587	151,410	6,177	5.6%	5.6%	4.49%	BBB
Redeemable Preferred	5,687	5,447	240	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,465,672	2,330,694	134,979	87.1%	86.4%	3.45%	A

Equities and Other:
Perpetual Preferred	13,237	13,237	-	0.5%	0.5%
Common Stock	15,831	15,831	-	0.6%	0.6%
Mutual Fund	4,745	4,745	-	0.2%	0.2%
Derivatives	42	42	-	0.0%	0.0%
Other	874	874	-	0.0%	0.0%
Total Equities	34,729	34,729	-	1.2%	1.3%

Total Invested Assets	$2,831,278	$2,696,300	$134,979	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$189,628	$176,788	$12,840	13.0%	12.9%
Energy	157,904	149,978	7,926	10.8%	11.0%
Insurance	140,212	130,657	9,554	9.6%	9.6%
Banking	132,616	125,533	7,084	9.1%	9.2%
REITs	126,490	118,250	8,240	8.7%	8.7%
Technology	122,259	113,158	9,101	8.4%	8.3%
Consumer Cyclical	116,182	109,549	6,633	8.0%	8.0%
Capital Goods	91,394	87,624	3,771	6.3%	6.4%
Electric	76,084	70,012	6,072	5.2%	5.1%
Transportation	75,678	73,558	2,120	5.2%	5.4%
Basic Industry	73,753	69,550	4,203	5.1%	5.1%
Communications	69,619	63,286	6,334	4.8%	4.6%
Brokerage	44,383	40,490	3,893	3.0%	3.0%
Finance Companies	20,744	19,607	1,137	1.4%	1.4%
Industrial Other	8,209	7,663	545	0.6%	0.6%
Natural Gas	6,353	5,894	459	0.4%	0.4%
Financial Other	3,582	3,451	131	0.2%	0.3%
Utility Other	1,107	998	109	0.1%	0.1%
Total Corporate portfolio	$1,456,198	$1,366,047	$90,151	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$227,643	$224,988	$2,655	9.2%	9.7%	3.14%
1-2 Yrs.	279,317	270,657	8,661	11.3%	11.6%	3.48%
2-5 Yrs.	984,357	923,111	61,246	39.9%	39.6%	3.53%
5-10 Yrs.	639,530	595,560	43,970	25.9%	25.6%	3.50%
> 10 Yrs.	334,826	316,378	18,447	13.6%	13.6%	3.36%
Total Fixed Income	$2,465,672	$2,330,694	$134,979	100.0%	100.0%	3.45%

Duration

Fixed Income portfolio duration	4.6	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2020	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$456,761	19.6%
AA	297,165	12.8%
A	507,858	21.8%
BBB	978,302	42.0%
Below Investment Grade	87,727	3.8%
NA	2,882	0.1%
Total Fixed Income	$2,330,694	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,405	0.8%	AAA	$-	—
AA	80,431	5.9%	AA	5,635	3.7%
A	363,814	26.6%	A	17,545	11.6%
BBB	840,968	61.6%	BBB	112,798	74.5%
Below Investment Grade	68,481	5.0%	Below Investment Grade	15,432	10.2%
NA	949	0.1%	NA	-	—
Total Corporate	$1,366,047	100.0%	Total Private	$151,410	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$90,289	78.4%	AAA	$255,869	87.1%
AA	-	—	AA	27,360	9.3%
A	23,786	20.7%	A	10,163	3.5%
BBB	1,001	0.9%	BBB	132	0.0%
Below Investment Grade	79	0.1%	Below Investment Grade	149	0.1%
NA	-	—	NA	38	0.0%
Total CMBS	$115,155	100.0%	Total Mortgage-Backed	$293,710	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$34,868	49.1%	AAA	$60,396	21.4%
AA	5,134	7.2%	AA	145,094	51.4%
A	22,927	32.3%	A	64,895	23.0%
BBB	5,507	7.8%	BBB	8,988	3.2%
Below Investment Grade	691	1.0%	Below Investment Grade	2,895	1.0%
NA	1,895	2.7%	NA	0	0.0%
Total Asset-Backed	$71,021	100.0%	Total Treasury & Government	$282,269	100.0%

NAIC Designations

1	$970,974	49.8%
2	895,583	45.9%
3	70,958	3.6%
4	13,609	0.7%
5	437	0.0%
6	0	0.0%	`
U.S. Insurer Fixed Income (2)	1,951,561	100.0%
Other (3)	413,862
Cash and cash equivalents	330,877
Total Invested Assets	$2,696,300

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,333	$20,345	$20,380	$20,772	$20,784	$20,213	$20,882	$502	2.5%
Fixed-maturity securities (held-to-maturity)	10,674	11,769	12,769	13,113	13,472	14,074	14,704	1,935	15.2%
Equity Securities	487	446	448	464	451	461	433	(15)	-3.3%
Deposit asset underlying 10% reinsurance treaty	1,755	2,141	2,105	2,046	1,830	1,394	1,694	(411)	-19.5%
Deposit asset - Mark to Market	2,147	2,447	534	254	(6,379)	2,259	1,165	631	118.2%
Policy loans and other invested assets	467	299	234	215	189	541	242	8	3.4%
Cash & cash equivalents	1,056	1,414	1,191	950	843	143	114	(1,077)	-90.4%
Total investment income	36,919	38,862	37,661	37,814	31,190	39,085	39,234	1,573	4.2%
Investment expenses	2,134	2,225	2,217	2,283	2,298	2,300	1,577	(640)	-28.9%
Interest Expense on Surplus Note	10,674	11,769	12,769	13,113	13,472	14,074	14,704	1,935	15.2%
Net investment income	$24,111	$24,868	$22,675	$22,418	$15,420	$22,710	$22,953	$278	1.2%
Fixed income book yield, end of period	3.85%	3.74%	3.65%	3.54%	3.55%	3.54%	3.45%
New money yield	3.56%	3.10%	2.73%	2.73%	3.25%	3.14%	2.44%

								YOY Q3
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.4%	20.9%	23.0%	24.0%	22.9%	21.5%	19.6%	-3.4%
AA	10.9%	11.3%	11.0%	11.7%	12.1%	11.6%	12.8%	1.7%
A	22.9%	22.9%	22.1%	23.4%	22.9%	22.3%	21.8%	-0.3%
BBB	41.8%	41.8%	41.0%	38.2%	38.9%	40.4%	42.0%	1.0%
Below Investment Grade	2.9%	3.0%	2.8%	2.6%	3.1%	4.0%	3.8%	0.9%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A	A	A

		As of September 30, 2020				As of September 30, 2020			As of September 30, 2020
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$20,868	$20,032	AAA	Canada	$67,395	$62,413	AAA	$3,308	$3,251
2	Province of Ontario Canada	18,936	17,979	A+	Australia	39,780	37,423	AA	13,167	12,711
3	Province of Quebec Canada	16,108	14,523	AA-	United Kingdom	38,748	36,764	A	8,811	8,321
4	Enbridge Inc	12,029	11,437	BBB+	Bermuda	14,367	13,607	BBB	7,732	6,997
5	Province of New Brunswick Canada	12,006	11,179	A+	Ireland	12,968	12,677	Below Investment Grade	2,942	2,895
6	Wells Fargo & Co	12,002	11,881	A-	France	12,650	12,021	NA	—	—
7	Province of Alberta Canada	11,743	10,834	A+	Switzerland	12,302	11,906	Total	$35,960	$34,176
8	Province of British Columbia Canada	10,700	10,216	AAA	Germany	11,292	10,948
9	General Motors Co	10,028	9,251	BBB	Cayman Islands	11,071	11,026
10	City of Toronto Canada	9,351	8,617	AA	Netherlands	10,162	8,938	Non-Government Investments (1)
11	Province of Newfoundland and Labrador	9,299	8,414	A	Mexico	6,543	6,135
12	Municipal Finance Authority of British Columbia	8,978	8,458	AAA	Japan	6,027	5,450	AAA	$4,178	$4,184
13	Province of Manitoba Canada	8,677	8,053	A+	Israel	5,698	5,022	AA	19,664	19,160
14	Brookfield Asset Management Inc	8,278	7,342	A-	Norway	4,828	4,942	A	60,718	57,468
15	Truist Financial Corp	8,119	7,497	A-	Belgium	4,042	3,813	BBB	155,557	144,997
16	CVS Health Corp	8,025	7,963	BBB	Emerging Markets (2)	11,573	10,929	Below Investment Grade	19,786	19,524
17	Discovery Inc	7,996	6,972	BBB-	All Other	26,415	25,495	NA	—	—
18	Morgan Stanley	7,980	7,434	A+	Total	$295,862	$279,508	Total	$259,902	$245,332
19	General Mills Inc	7,944	7,344	BBB
20	Simon Property Group Inc	7,867	7,663	A
21	Deere & Co	7,682	7,158	A
22	City of Montreal Canada	7,675	6,605	AA-
23	Booking Holdings Inc	7,613	7,050	A-
24	City of Houston TX	7,576	7,089	AA
25	Cigna Corp	7,528	6,873	A-
	Total	$255,005	$237,866

	% of total fixed income portfolio	9.0%	8.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2015	2016	2017	2018	2019	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020

Recruits	228,115	262,732	303,867	290,886	282,207	63,223	86,173	72,345	60,466	84,762	133,123	101,861

Life-insurance licensed sales force, beginning of period	98,358	106,710	116,827	126,121	130,736	130,736	129,821	129,550	130,871	130,522	130,095	134,157
New life-licensed representatives	39,632	44,724	48,535	48,041	44,739	10,065	10,919	12,682	11,073	10,599	12,250	13,138
Non-renewal and terminated representatives	(31,280)	(34,607)	(39,241)	(43,426)	(44,953)	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(8,188)	(10,989)
Life-insurance licensed sales force, end of period	106,710	116,827	126,121	130,736	130,522	129,821	129,550	130,871	130,522	130,095	134,157	136,306

Issued term life policies	260,059	298,244	312,799	301,589	287,809	64,242	78,664	73,434	71,469	71,318	94,044	100,199

Issued term life face amount	$79,111	$89,869	$95,635	$95,209	$93,994	$20,925	$25,300	$24,087	$23,682	$23,221	$27,754	$30,104

Term life face amount in force, beginning of period	$681,927	$693,194	$728,385	$763,831	$781,041	$781,041	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998
Issued term life face amount	79,111	89,869	95,635	95,209	93,994	20,925	25,300	24,087	23,682	23,221	27,754	30,104
Terminated term life face amount	(53,580)	(57,238)	(65,958)	(70,291)	(71,519)	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	(14,315)	(13,733)
Foreign currency impact, net	(14,263)	2,560	5,769	(7,708)	4,746	1,969	2,036	(1,228)	1,970	(8,676)	4,046	1,859
Term life face amount in force, end of period	$693,194	$728,385	$763,831	$781,041	$808,262	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$840,227

Estimated annualized issued term life premium
Premium from new policies	$206.5	$237.9	$255.4	$250.8	$244.8	$54.1	$65.8	$63.1	$61.8	$61.5	$77.7	$86.0
Additions and increases in premium	42.3	46.4	49.5	55.2	60.2	13.8	15.8	15.1	15.4	15.0	17.8	17.9
Total estimated annualized issued term life premium	$248.8	$284.3	$304.9	$306.0	$305.0	$68.0	$81.6	$78.2	$77.2	$76.5	$95.5	$103.9

Investment & Savings product sales	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$1,841.0

Investment & Savings average client asset values	$48,477	$49,427	$56,791	$61,842	$65,029	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$71,512

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